UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017

RLI Corp.

(Exact name of registrant as specified in its charter)

Illinois	001-09463	37-0889946
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9025 North Lindbergh Drive, Peoria, IL	61615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 692-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 4, 2017, the shareholders of RLI Corp. (the “Company”) approved amendments to the Company’s Articles of Incorporation to (i) allow for the removal of directors without cause, (ii) conform the personal liability provision to the language of the governing Illinois statute, and (iii) update the director election and registered agent provisions. The amendments were effective May 4, 2017, upon the Company filing Articles of Amendment to its Articles of Incorporation with the Illinois Secretary of State.

On May 4, 2017, the Company’s Board of Directors (“Board”) adopted amendments to the Company’s By-Laws (the “By-Laws”), effective May 4, 2017, to (i) update the registered agent provision (Section 1.1), (ii) remove the deadline for the annual meeting of shareholders (Section 2.1), (iii) enhance the procedures for shareholder demand for special shareholder meetings (Section 2.2), (iv) enhance the procedures for shareholder action by written consent (Section 2.10), (v) allow for removal of directors without cause (Section 3.3), and (vi) provide that a majority of directors (rather than two) is required to call a special meeting of the Board (Section 3.9).

The foregoing descriptions of the amendments to the Company’s Articles of Incorporation and its By-Laws are not complete and are qualified in their entirety by reference to the Company’s Restated Articles of Incorporation and its Restated By-Laws, each as amended, which are attached hereto as Exhibits 3.1 and 3.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of RLI Corp., effective May 4, 2017
3.2	By-Laws of RLI Corp., as amended and restated effective May 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pril
RLI CORP.

Date: May 5, 2017	By:	/s/ Jeffrey D. Fick
Jeffrey D. Fick
Sr. Vice President, Chief Legal Officer

EXHIBIT INDEX

Pril
Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of RLI Corp., effective May 4, 2017
3.2	By-Laws of RLI Corp., as amended and restated effective May 4, 2017